UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 1, 2023

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 7.01     REGULATION FD DISCLOSURE.
On August 1, 2023, Braemar Hotels & Resorts Inc. (the “Company”) issued a press release announcing the rebranding and planned conversion of its Mr. C Beverly Hills (“Mr. C”) in Los Angeles, California to the Cameo Beverly Hills. Beginning August 4, 2023, Cameo Beverly Hills will be available for booking on Hilton’s website at hilton.com and join Hilton Honors, Hilton’s award-winning guest loyalty program. Following an extensive renovation, which is expected to be completed by the end of 2025, the hotel will join LXR Hotels & Resorts (“LXR”). One of Hilton’s iconic luxury brands, LXR is a collection of unique, independent luxury properties around the world that focuses on individualized service and one-of-a-kind stays.

The conversion of the hotel, which was built in 1965, will reflect its unique history and distinctive location in the heart of West Los Angeles near iconic amenities and high-end shopping on Rodeo Drive. The Company is planning an approximately $25 million renovation to further elevate this distinctive hotel that will enable a revitalized luxury guest experience when it is completed. Added amenities and enhanced design elements will include upgrades to the guestrooms, guest bathrooms, restaurant, lobby, pool, fitness area, and meeting spaces.

Remington will continue to manage the property after the conversion under a management agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1    Press Release of the Company, dated August 1, 2023
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: August 1, 2023	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary